Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,562,500.00
Previously Paid Amount	992.59
Total Fee Amount	2,977.78
Total Offset Amount	0.00
Net Fee	$ 1,985.19